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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 25, 2005
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                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                     333-84486                 41-0365145
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)





            4001 LEXINGTON AVENUE NORTH
               ARDEN HILLS, MINNESOTA                              55126
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      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS


           On February 25, 2005, Land O'Lakes, Inc., a Minnesota cooperative corporation (the "Company"), issued a press release announcing the completion of the sale of substantially all of the Company's swine production assets. A copy of the Company's press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                LAND O'LAKES, INC.


Date:  February 25, 2005                        /s/  Daniel Knutson
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                                                     Daniel Knutson
                                                     Senior Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

99.1    Land O'Lakes, Inc. press release dated February 25, 2005.